Exhibit 99.1

 Molina Healthcare, Inc.Investor Day 2019  May 30, 2019   WIFI: Molina Healthcare Password: #MOH2019

 Agenda  9:30 am  Welcome and Overview  Julie Trudell    Pivot to Growth:      Who We Are  Joe Zubretsky    A Strong Foundation      Margin Sustainability      Disciplined and Steady Growth      Financial Outlook    11:15 am  Break    11:30 am  Panel Discussion:       Margin Sustainability  Jim Woys    Growth Prospects  Pam Sedmak    Financial Profile  Tom Tran    Management Team Q&A    1:00 pm  Lunch

 Cautionary Statement  Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:This presentation and the accompanying oral remarks include forward-looking statements regarding, without limitation, the Company’s 2019 guidance, its business plans, expectations, and longer-term outlook for the future. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company cannot guarantee that it will actually achieve the plans, outlook, or expectations disclosed in its forward-looking statements and, accordingly, you should not place undue reliance on the Company’s forward-looking statements. Those risks and uncertainties are discussed under Item 1A in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, and also in the Company’s quarterly reports and other reports and filings with the Securities and Exchange Commission, or SEC. These reports can be accessed under the investor relations tab of the Company’s website or on the SEC’s website at www.sec.gov. Given these risks and uncertainties, the Company can give no assurances that its forward-looking statements will prove to be accurate, or that the results or events projected or contemplated by its forward-looking statements will in fact occur. All forward-looking statements in this presentation represent management’s judgment as of May 30, 2019, and, except as otherwise required by law, the Company disclaims any obligation to update any forward-looking statements to conform the statement to actual results or changes in its expectations.

 Pivot to Growth  Joe ZubretskyPresident & Chief Executive Officer

 Pivoting to Growth  Margin recovery complete, sustainability well under way, pivot to growth has begun        Margin Recovery      Margin Sustainability  Growth

   Investment Thesis  Focused on sustainable industry leading margins and double digit growth    Double digit revenue growth    Lowest cost / highest margins in the business    Low capital requirements and significant excess cash flow    Return to shareholders in an accretive way    Accomplished management team    Pure play government business

 Outlook: Total Company Long-Term Growth 3 to 5 Years  Long-term, compound annual growth rates - average over time      Premium Revenue Growth  10% - 12%  After-Tax Margin  3.8% - 4.2%  Net Income Growth  9% - 11%  EPS Growth  12% - 15%    Additional upside could be provided through capital deployment

 Who We Are  Joe ZubretskyPresident & Chief Executive Officer

   Franchise  High-quality healthcare through government programs for disadvantaged people    168Ranking                                $16.4BRevenue2019E    3.4MMembers1Q19    15Markets

 Mission  Commitment to providing high-quality care while delivering value to all stakeholders  Molina provides the disadvantaged with access to high-quality healthcare  The mission is equally balanced among all those we serve        Members  Government Agencies  Employees  Shareholders

 Footprint  Geographically diverse and national in scope  Approximate Premium Revenue by State:  $2.5B    $1.5B    $ 0.8B    ≤$ 0.4B      Puerto Rico  Strong incumbency status, resilient state relationshipsand growth opportunities    Geographically diversified with no state greater than 19% of premium revenue    Presence in many of the nation’s largest managed care markets

Transforming Molina

Transformation addressed each major component of the enterprise

Operating Model

- Self-contained health plan and product line P&L's
- Clear decision rights
- Rigorous performance management

Culture

- Accountability and ownership
- Transparency and trust
- Reliability and commitment
- The Molina brand

Talent

- Entirely new at senior executive levels
- Middle management enhancement
- Seasoned managed care veterans

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Management Team

Team of industry-leading executives with over 20 decades of experience


President & CEO
Joe Zubretsky
Chief of Staff
Ron Kurtz
Health Plans
Pam Sedmak
Health Plan Services
Jim Woys
Strategy and M&A
Mark Keim
CFO
Tom Tran
Human Resources
Larry Anderson
Policy and Govt. Affairs
Carolyn Ingram
General Counsel
Jeff Barlow

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 A Strong Foundation

Full Year 2019 Guidance

Strong financial performance in a high-growth industry

	As of 1Q19[1]
Total Revenue	~ $16.4B
Medical Care Ratio %[2]	~ 86%
G&A %[3]	~7.7%
EBITDA[4]	$1,080M - $1,120M
Net Income	$680M - $710M
After-Tax Margin[5]	4.1% - 4.3%
EPS	$10.50 - $11.00

1. All amounts are estimates and do not include non-recurring significant items.
2. Medical care ratio represents medical costs as a percentage of premium revenue
3. G&A ratio represents general and administrative expenses as a percentage of total revenue
4. See reconciliation of non-GAAP financial measures at the end of this presentation
5. After-tax margin represents net income as a percentage of total revenue

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 Strong, Sustainable Margins  Best in class margins produce significant free cash flow     Full Year 2019 Guidance After-Tax Margins      ~3%Medicaid  ~11%Marketplace  ~6%Medicare  4.1 – 4.3%Total Company

 Best in Class ROE Drives EPS  Significant cash generation creates flexibility for deployment      Acquisitions  Share Repurchases  Organic Growth  Significant EPS Growth and AccretionPotential  Excess Cash Flow    Illustration      1  ~4% After-Tax Margins  Capital 10% of Revenue    2  40% Unlevered ROE    3  50% Debt to Capital Ratio    4  ~75% Levered ROE    5

A Strong and Stable Balance Sheet to Support Growth

In one year, restored a challenging balance sheet, now a strength

1Q19 Credit Stats

Debt to EBITDA Ratio		1.0x
Interest Coverage Ratio		14.7x
Debt / Capitalization		~45%
Debt Ratings	S&P: BB-	Moody's: B2

Reserve Strength

Reserves at 3/31/19	$2.0B
PYD 2018	~$135M
PYD 2019 YTD	~$55M

Capital Levels 1Q19

~460%
of RBC



Liquidity

Parent Company Cash 1Q19	~$440M
Remaining Subsidiary Dividends 2019E	~$500M
Debt Capacity as of May 2019	~$900M
Total Deployable Capital	~$1.8B

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Excess Cash Flow Will be Invested Prudently

Will deploy capital to achieve stable, consistent growth and accretion

Re-invest in business

- Organic growth is the highest priority
- Most efficient use of capital to grow
- All lines of business are high growth

Accretive bolt-on membership acquisitions

- Expert acquisition team in place
- Robust pipeline, disciplined approach
- Strategic fit, operational synergies and EPS accretion

Return to Shareholders

- Balanced approach to returning capital to shareholders
- Retire convertible debt
- Share repurchase

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 Margin Sustainability

   Guidance Increases  Focusing on managed care fundamentals has yielded continued margin improvement   Midpoint of Guidance   $11.00

     High-Performing Health Plan Portfolio  Focus on underperforming business has improved portfolio margins  FY 2017  FY 2018

   The Rate Environment and Outlook  Rational and actuarially sound Medicaid rate environment with premium tracking to medical cost trend  3  Carved-in / Carved-out benefits  Risk adjustment  4  Acuity levels and mix  2  1  Medical cost trend   The typical rating dynamics:

 The Profit Improvement Inventory  An actionable inventory of initiatives to improve operating and financial performance   Medical Costs  At-Risk Revenue  Corporate G&A  Areas of Margin Recovery    2020E and Beyond  $450M      Original 2018Midpoint    $500M  +  -    May 2019 Addition    $100M    Recognized2019E    $200M    January 2019 Midpoint    $550M

PROFIT IMPROVEMENT

Utilization Control

Ensuring members receive the right service, in the right setting, at the right cost


Analytics
MLTSS
Network
Technology
Pharmacy
Best in Class Partners
Models
Quality
Right Service
Right Setting
Right Cost
Continuous Process Improvement

Actions:

- Standardizing business processes
- Enhancing medical economics engine
- High-acuity focus; NICU, OUD, BH, LTSS
- Refining clinical policies
- Detailed management of:
  - Inpatient admissions
  - ER utilization
  - Inpatient average length of stay
  - Pharmacy utilization trend

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 Payment Integrity  Building “best in class” payment integrity capabilities to improve performance  PROFIT IMPROVEMENT        Coordination of Benefits      Pre-Pay      Post-Pay       Fraud, Waste and Abuse      Subrogation      Capabilities  Vendor Partners  Improvement Opportunity    P      P    Significant Opportunity  P  Opportunity

PROFIT IMPROVEMENT

G&A Cost Scalability and Leverage

Continued cost actions and positive operating leverage fund investments while reducing G&A ratio

Cost Actions

- Outsourcing
- Spans of control
- Lower cost labor pools
- Introducing automation, process redesign, and digitization

+

Leveraging the Base


Variable
50%
Fixed
50%

-

Funding Investments

- New business development
- Technology licensing
- Outsourcing
- Rent-to-own vendor focus
- Marketing and media

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PROFIT IMPROVEMENT

Quality Scores and Risk Adjustment

Consistent quality gap closure and risk score data capture will retain at-risk revenue

Products: Medicaid, Medicare, Marketplace

Objectives

Complete, Accurate and Timely:

- Measurement of health status
- Data capture
- Impactful interventions

Capabilities

Enhance:

- Data collection and analytics
- Prospective interventions
- Retrospective capabilities
- Data submission accuracy and completeness

Actions

Enhance:

- Organizational capabilities
- Analytical tools and techniques
- Vendor / partner support

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 Optimal Operating Model  Fully integrated proprietary and rent-to-own operating model provides winning combination  PROFIT IMPROVEMENT    Outsourced/Co-Source  Internal Capabilities    Front Line and Pharmacy Utilization  Provider Contracting / Network  Claims Payment  Member / Provider Services      IT Infrastructure:  Payment Integrity:  PBM:  Risk Adjustment:

 Disciplined and Steady Growth

Addressable Markets

High growth and synergistic portfolio

Government Sector Managed Care Spending Growth (2016 - 2021 CAGR)

Medicaid	**5% - 8%**	– Underlying segment growth – Increase in managed care, high-acuity populations
Medicare Duals	**8% - 12%**	– Elderly population continues to grow – Increasing managed care penetration – Medicare-Medicaid integration
Marketplace	**3% - 5%**	– Stabilized enrollment – Government subsidies

Source: NHE, Medicaid Actuarial, Medicaid.gov, Medicare Trustees, CMS, CBO

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Pivot to Growth

Ongoing growth-oriented investments will drive top-line growth while sustaining margins

RFP Process

- Rebuilt team
- Redesigned RFP process
- Engaged executive team
- Recent successes: WA, PR, and MS CHIP
- Pending awards: TX

New Business Development

- Rebuilt team
- Focus on high probability targets
- Pre-RFP boots on the ground
- Revamped Government Affairs organization

Corporate Development

- Rebuilt team
- Significant managed care deal experience
- Expertise in identifying and executing transactions
- Joint ventures, member migrations
- Growing pipeline of acquisition targets

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     Medicaid  Market Share Opportunity  Current national and local market shares present significant upside opportunity    Duals  Marketplace  #5 Nationally  #6 Nationally  #8 Nationally  Average State Market Share  National Market Share  Molina    Top Competitors Average    15% - 20%  9%  8%  10% - 30%  6%  10% - 30%  ~  ~  ~  ~  ~  ~    ~5%    ~3%    ~3%

 Molina’s Growth Strategy

Molina's Multi-Dimensional Growth Strategy Framework

A disciplined and steady approach to growth

Dimensions	Lenses			Characteristics
Leverage the Existing Portfolio	**Actionability** – Medicaid Market share – Adjacent Medicaid geographies – Medicaid carve-ins – Market share and penetration of other products	**Geography** – Extensive actionability in existing states – Drive local health plan execution	**Product** – Medicaid – Medicare – Marketplace – Duals – LTSS	**Predictable Annual Growth Rates**
Win New Territories	**Addressable Market** – Customer controls timing	**Prioritizing Opportunities** – Disciplined approach	**Winning Capabilities** – Table stakes and innovation	**Long-term Annual Growth**
Inorganic Opportunities	**Bolt-on Membership Opportunities** – Create proprietary target list – Respond to banker auctions – Strategic fit – Execute			**Opportunistic Capital Deployment**

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 Leverage the Existing Portfolio

 Molina’s Multi-Dimensional Growth Strategy Framework  A disciplined and steady approach to growth  Dimensions  Characteristics  Lenses      Leverage the Existing Portfolio  Actionability  Geography  Product  Predictable Annual Growth Rates  Win NewTerritories    Long-term Annual Growth    Inorganic Opportunities    Bolt-on Membership Opportunities  Opportunistic Capital Deployment      Addressable Market    Winning Capabilities    Prioritizing Opportunities

   Growth Lens One: Actionability…The “How”  Execute on highly actionable opportunity sets  LEVERAGE THE EXISTING PORTFOLIO > ACTIONABILITY  Opportunity Set:    1    2    3  Increase Medicaid market share    4  Add adjacent Medicaid geographies  Pursue Medicaid benefit carve-ins  Increase market share and penetration of other products in existing Medicaid footprint

LEVERAGE THE EXISTING PORTFOLIO > ACTIONABILITY > MEDICAID MARKET SHARE

Opportunity Set One: Increase Medicaid Market Share

Capture Medicaid market share through tactical operating changes

Opportunity

- National market share: 5%
- In-state market share ~9%; half of market share leaders
- Service area market share: 16%
- #2 - #4 player in most existing service areas

1% Service Area Market Share = **$750M** Revenue

Actions

- Capture eligibility re-determinations
- Deliver quality score improvement to capture more auto assignment
- Enhance voluntary selection through community involvement
- Local branding and marketing
- Enhance provider relationships

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LEVERAGE THE EXISTING PORTFOLIO > ACTIONABILITY > ADJACENT GEOGRAPHIES

Opportunity Set Two: Add Adjacent Medicaid Geographies

Achieve adjacent Medicaid geography growth through successful procurements in existing markets

Opportunity

- Service area market share ~16%
- In-state market share is ~9%
- Ability to leverage fixed costs
- New potential regions in several states including TX

Actions

- Enhance business development and RFP capabilities
- Actively evaluate every RFP expansion opportunity
- Foster relationships with community based organizations
- Continue to maintain strong standing within the state

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LEVERAGE THE EXISTING PORTFOLIO > ACTIONABILITY > MANAGED CARE / CARVE-INS

Opportunity Set Three: Increase Medicaid Benefit Carve-Ins

Drive Medicaid benefit carve-ins with state partners and capture with capabilities

Opportunity

- Managing MLTSS benefits for 225K+ members
- $40B+ of LTSS spend in Molina service areas
- Carve-in opportunities: MLTSS and BH
- Minimal MLTSS penetration in 6 Molina states
- Near-term opportunities for MLTSS in: IL, MI, SC, WI
- Near-term opportunity for BH in MI

Actions

- Work with states to drive mandatory managed care movement legislatively
- Leverage the $2B MLTSS platform
- Leverage BH integration capabilities in WA
- Work with states to ensure carve-ins are attached to existing Medicaid contracts
- Recent “wins” in OH and WA behavioral

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LEVERAGE THE EXISTING PORTFOLIO > ACTIONABILITY > PRODUCT PENETRATION

Opportunity Set Four: Penetration of Medicare Products in Medicaid Footprint

Achieve growth in existing and additional counties through enhanced offering

Opportunity

- Increase market share in existing markets
- Offer DSNP in 400+ Medicaid-only counties
- Leverage Medicaid operational infrastructure

Actions

- File DSNP in 150 new counties in 2019
- Develop products with competitive features and supplemental benefits
- Price competitively, balance margin and membership
- Leverage broker relationships and footprint

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LEVERAGE THE EXISTING PORTFOLIO > ACTIONABILITY > PRODUCT PENETRATION

Opportunity Set Four: Penetration of Marketplace Products in Medicaid Footprint

Drive Marketplace growth in existing and additional counties with focused products and pricing

Opportunity

- Unique Marketplace product serving working poor
- Extension of, and priced off, Medicaid network
- Specialized broker channel specific to the Company's population
- Room to grow: Marketplace revenue previously $4 billion gross in 2017

Actions

- Tailor network unit cost to match pricing
- Refresh product suite
- Re-focus on high value metallic tiers
- Renew focus on outstanding broker relationships
- Intense analysis of pricing strategy vs. competitor position

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LEVERAGE THE EXISTING PORTFOLIO > ACTIONABILITY > PRODUCT PENETRATION

Opportunity Set Four: Marketplace Profit Pool Illustration

There are many possible paths to growing the profit pool longer-term

		Illustration	
		Scenario 1:	Scenario 2:
	Full Year 2019 Guidance	Margin Optimization	Market Share Gain
Premium Revenue (Net of Risk Adjustment)	~$1.5B	~ $2.4B	~ 3.8B
After-Tax Income	~$165M	~ $216M	~ $235M
After-Tax Margin %	~11%	~ 9%	~ 6%

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 Molina’s Multi-Dimensional Growth Strategy Framework  A disciplined and steady approach to growth  Dimensions  Characteristics  Lenses      Leverage the Existing Portfolio  Actionability  Geography  Product  Predictable Annual Growth Rates  Win NewTerritories    Long-term Annual Growth    Inorganic Opportunities    Bolt-on Membership Opportunities  Opportunistic Capital Deployment      Addressable Market    Winning Capabilities    Prioritizing Opportunities

 Growth Lens Two: Geography…The “Where”  Geographic growth presents multiple opportunity sets  LEVERAGE THE EXISTING PORTFOLIO > GEOGRAPHY    Opportunity Set:    1    2    3  Across all forms of actionability, the growth prospects in existing states are robust    4  Each local health plan has a growth mandate and action plan  Centralized product expertise and capability executed locally is a winning model  Scaled but still underpenetrated, even in major geographies

 Growth Lens Two: Geography…The “Where” (cont’d)  Each local health plan has a growth mandate and the opportunities are compelling  LEVERAGE THE EXISTING PORTFOLIO > GEOGRAPHY > ALL FORMS OF ACTIONABILITY IN EXISTING STATES  Actionable Opportunities    = Small Membership Size    = Large Membership Size    = Medium Membership Size  = Significant Opportunity    1  Medicaid market share    2  Adjacent Medicaid geographies    3  Medicaid benefit carve-Ins    4  Market share and penetration in existing Medicaid footprint

   Growth Lens Two: Geography… Case Studies  Washington and Illinois case studies are instructive  LEVERAGE THE EXISTING PORTFOLIO > GEOGRAPHY > ALL FORMS OF ACTIONABILITY IN EXISTING STATES        Washington  Illinois  Case Study  Washington:  Won re-procurement    Increased Medicaid market share    Carved-in benefits    Offered DSNP and Marketplace products    Illinois:  Won Re-procurement expanded footprint    Increased market share – bonus auto-assigns    Carved-in benefits    Expanding MMP

 Molina’s Multi-Dimensional Growth Strategy Framework  A disciplined and steady approach to growth  Dimensions  Characteristics  Lenses      Leverage the Existing Portfolio  Actionability  Geography  Product  Predictable Annual Growth Rates  Win NewTerritories    Long-term Annual Growth    Inorganic Opportunities    Bolt-on Membership Opportunities  Opportunistic Capital Deployment      Addressable Market    Winning Capabilities    Prioritizing Opportunities

LEVERAGE THE EXISTING PORTFOLIO > GEOGRAPHY > ALL FORMS OF ACTIONABILITY IN EXISTING STATES

Growth Lens Three: Growth Trajectory by Product Offering…The “What”

Even without new RFP wins, long-term growth trajectories by line of business are strong

Long Term Premium Revenue Growth Rates(1)

Medicaid Growth without RFPs	7% - 8%
Medicare	14% - 16%
Marketplace	14% - 16%

1. Long-term premium revenue growth rates represent 3 - 5 year CAGR off 2019E Guidance

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 Win New Territories

 Molina’s Multi-Dimensional Growth Strategy Framework  A disciplined and steady approach to growth  Dimensions  Characteristics  Lenses      Leverage the Existing Portfolio  Actionability  Geography  Product  Predictable Annual Growth Rates  WIN NEW TERRITORIES   Win NewTerritories    Long-term Annual Growth    Inorganic Opportunities    Bolt-on Membership Opportunities  Opportunistic Capital Deployment    Addressable marketCustomer controls timing  Prioritizing opportunitiesDisciplined approach  Winning capabilitiesTable stakes and innovation    Addressable Market    Winning Capabilities    Prioritizing Opportunities

   Win New Territories: 2020 Addressable Market  WIN NEW TERRITORIES > ADDRESSABLE MARKET  Remain selective in choosing new states to pursue  ~$33B    2020                                                                                                                                                                                                                                                                                                            Minnesota  Pennsylvania  Kentucky  Louisiana  Hawaii

   Win New Territories: 2021 - 2022 Addressable Market  WIN NEW TERRITORIES > ADDRESSABLE MARKET  Remain selective in choosing new states to pursue  ~$17B    2021 - 2022                                                                                                                                                                                                                                                                                                            Georgia  Tennessee  Missouri  West Virginia  Indiana

   Win New Territories: 2023 Addressable Market  WIN NEW TERRITORIES > ADDRESSABLE MARKET  Remain selective in choosing new states to pursue  ~$10B    2023                                                                                                                                                                                                                                                                                                              District of Columbia  Delaware  Iowa  Nevada

WIN NEW TERRITORIES > ADDRESSABLE MARKET

Win New Territories: Foreseeable Addressable Market is ~$60 Billion

Will target opportunities based on probabilities of success

Year	States	Market
2020	Louisiana, Minnesota, Kentucky, Pennsylvania, Hawaii	~$33 Billion
2021 - 2022	Indiana, West Virginia, Tennessee, Missouri, Georgia	~$17 Billion
2023	DC, Delaware, Iowa, Nevada	~$10 Billion

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 Molina’s Multi-Dimensional Growth Strategy Framework  A disciplined and steady approach to growth  Dimensions  Characteristics  Lenses      Leverage the Existing Portfolio  Actionability  Geography  Product  Predictable Annual Growth Rates  WIN NEW TERRITORIES   Win NewTerritories    Long-term Annual Growth    Inorganic Opportunities    Bolt-on Membership Opportunities  Opportunistic Capital Deployment    Addressable marketCustomer controls timing  Prioritizing opportunitiesDisciplined approach  Winning capabilitiesTable stakes and innovation    Addressable Market    Winning Capabilities    Prioritizing Opportunities

 Disciplined approach to selecting opportunities based on probability of success  Win New Territories: Prioritizing Opportunities  WIN NEW TERRITORIES > PRIORITIZING OPPORTUNITIES      1  Size and duration of contract    5  Rational rate environment    2  Strength of incumbents    6  Future organic growth prospects    3  Number of awardees    7  Local, political, and regulatory relationships    4  Ability to build high quality low cost network  Key Criteria

 Molina’s Multi-Dimensional Growth Strategy Framework  A disciplined and steady approach to growth  Dimensions  Characteristics  Lenses      Leverage the Existing Portfolio  Actionability  Geography  Product  Predictable Annual Growth Rates  WIN NEW TERRITORIES   Win NewTerritories    Long-term Annual Growth    Inorganic Opportunities    Bolt-on Membership Opportunities  Opportunistic Capital Deployment    Addressable marketCustomer controls timing  Prioritizing opportunitiesDisciplined approach  Winning capabilitiesTable stakes and innovation    Addressable Market    Winning Capabilities    Prioritizing Opportunities

WIN NEW TERRITORIES > WINNING CAPABILITIES

Win New Territories: Winning Capabilities

Procurement is a technical sale; Molina has proven capabilities and solutions to win

Table Stake Capabilities

- Member experience
- Provider experience
- Compliance excellence
- Low friction
- High quality and access to healthcare
- Managing high acuity members

Innovation

- Long-term services and supports (LTSS)
- Complex care management
- PBM and Rx transparency
- Behavioral integration
- Social determinants of health
- Opioid use disorder

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 Molina’s Value Proposition  Partner of choice by delivering cost effective, reliable and seamless service  WIN NEW TERRITORIES > WINNING CAPABILITIES  Partner of Choice  Low Cost  Effective, High Quality, and Appropriate Access to Care  Reliable Service and Seamless Experience

     Win New Territories: Reprocurement Pipeline  WIN NEW TERRITORIES > WINNING CAPABILITIES  A conservative view of RFP success still drives incremental long-term revenue growth    2020    2021 - 2022    2023                                                                                                                                                                                                                                                                                                              Major RFP opportunities  ~$60B  Pursue subset of opportunities  ~40%  Projected competitive win rate  ~40%  Projected market share  15% - 20%  Incremental Medicaid revenue from RFPs in 2023  $1.5B - $2B

 Inorganic Growth Opportunities

 Molina’s Multi-Dimensional Growth Strategy Framework  A disciplined and steady approach to growth  Dimensions  Characteristics  Lenses      Leverage the Existing Portfolio  Actionability  Geography  Product  Predictable Annual Growth Rates  INORGANIC OPPORTUNITIES  Win NewTerritories    Long-term Annual Growth    Inorganic Opportunities    Bolt-on Membership Opportunities  Opportunistic Capital Deployment    Addressable marketCustomer controls timing  Prioritizing opportunitiesDisciplined approach  Winning capabilitiesTable stakes and innovation    Addressable Market    Winning Capabilities    Prioritizing Opportunities

         Well-Positioned for Responsible Capital Deployment   INORGANIC OPPORTUNITIES > BOLT-ON MEMBERSHIP OPPORTUNITIES    1  Molina’s margins are highest in industry    2  Medicaid capital requirements are low relative to healthcare industry    4  EPS accretion can be higher under multiple deployment scenarios  Significant cash generation creates flexibility for deployment    3  Excess capital at the parent is substantial    1  Organic growth opportunities    2  Targeted and focused acquisitions    3  Return to investors  Uses of Cash  Sources of Cash

INORGANIC OPPORTUNITIES > BOLT-ON MEMBERSHIP OPPORTUNITIES

Capital Requirements and Capacity for Growth

Molina's strong cash flow make acquisitions actionable

Annual Capital Deployment Illustration

Net income Full-Year 2019E	~$700M
Statutory Capital Required for 10% Growth	~$(150)M
Remaining Deployable Capital	~$550M
Leverage	~2x
Levered Deployable Capital	~$1.1B
Incremental Annual Revenue Potential at 0.5x Multiple	~$2.0B

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   Inorganic Growth Opportunities  INORGANIC OPPORTUNITIES > BOLT-ON MEMBERSHIP OPPORTUNITIES    1  Attractive bolt-on membership opportunities in current states    4  Competitor divestitures present new opportunities    2  More than 200 provider owned plans across the country    5  Opportunities pursued will lead to incremental EPS accretion    3  Turning around under-performing plans  Focus on strategic fit, operational synergies and EPS accretion    6  Will not pursue capability plays

 Financial Outlook

 Outlook: 2020 Premium Revenue Guidance  Growth Ranges  Business model provides good revenue visibility into 2020      Premium Revenue  $17.0B - $17.3B  % Growth  7% - 9%  Assumptions  Growth in all three lines of business    Does not include new RFP wins    Assumes steady state in Texas    Premium yield ~2%    Volume and mix ~6%    Health insurer fees not included

 Outlook: Total Company Long-Term Growth 3 to 5 Years  Long-term, compound annual growth rates - average over time      Premium Revenue Growth  10% - 12%  After-Tax Margin  3.8% - 4.2%  Net Income Growth  9% - 11%  EPS Growth  12% - 15%    Additional upside could be provided through capital deployment

   Outlook: Premium Revenue Growth by Line of Business  Remain disciplined, as the opportunity is significant even without inorganic growth  Long-Term Growth 3 - 5 Years  Total        7% - 8%  14% - 16%  14% - 16%  $1.5B - 2.0B  9% – 11%  Medicare  Marketplace  10% - 12%    Medicaid Growth Without RFPs  Medicaid Growth From RFPs  Total Medicaid Growth

 Strategic initiatives that drive long-term growth in Medicaid    Outlook: Drivers of Long-Term Growth  ~  ~  ~  Medicaid Premium Revenue(Long Term Growth 9% - 11%)  Strategic Initiatives:      1  Increase Medicaid market share    2  Add adjacent Medicaid geographies    3  Pursue Medicaid benefit carve-ins    4  Win Medicaid RFPs in new states  ~

 Strategic initiatives that drive long-term growth in Medicare    Outlook: Drivers of Long-Term Growth      ~  ~  ~  Medicare Premium Revenue(Long Term Growth 14% - 16%)  Strategic Initiatives:    ~    1  Increase market share    2  Increase penetration in existing Medicaid footprint

 Strategic initiatives that drive long-term growth in Marketplace    Outlook: Drivers of Long-Term Growth      ~  ~  Marketplace Premium Revenue(Long Term Growth 14% - 16%)  Strategic Initiatives:      1  Increase market share    2  Increase penetration in existing Medicaid footprint  ~

         Outlook: Long-Term After-Tax Margin Ranges  Long-term after-tax margins are expected to be attractive  Assumptions  After-Tax Margin  2019 Guidance  3 - 5 Year Target  Medicaid  ~3%  2.8% - 3.2%  Medicare  ~6%  5.0% - 5.5%  Marketplace  ~11%  8.5% - 9.5%  Total Company  4.1% - 4.3%  3.8% - 4.2%    1    2    3  Good revenue visibility into 2020 and beyond  Rate environment: rational and actuarially sound  Margin improvement opportunities remain abundant     G&A leverage continues as top-line revenue grows  4

Outlook: Total Company Long-Term EPS Growth 3 to 5 Years

Excess cash at the parent of ~$45 per share provides upside to outlook

Growth Ranges (Assumes no Acquisitions)

Net Income Growth	9% - 11%
EPS Growth	12% - 15%

Included in EPS Growth of 12% - 15%

- ✓ Outlook generates ~$4B of cash
- ✓ Outlook assumes ~35% of cash for share repurchase or ~300 bps of EPS accretion
- ✓ Debt to capitalization ratio maintained at ~45%

Upside to EPS Growth of 12% - 15%

- ✓ Excess cash at the parent of ~$45 per share provides potential for additional EPS accretion

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Pivoting to Growth  With margin recovery complete, sustainability well under way, pivot to growth has already begun        Margin Recovery      Margin Sustainability  Growth

 Panel Discussion

 Jim WoysMargin Sustainability

 Payment Integrity

 Risk and Quality

 Utilization Management

 IT Capabilities

 Pam SedmakGrowth Prospects

 RFP Pipeline and Evaluation Process

 Approach to Medicaid RFPs

 Reprocurement

 Why Molina?

 Market Share

 Tom TranFinancial Profile

 ROE Model

 Long-Term Capital Deployment

 Marketplace

 Outlook

 Executive Q&A

   Investment Thesis  Focused on sustainable industry leading margins and double digit growth    Double digit revenue growth    Lowest cost / highest margins in the business    Low capital requirements and significant excess cash flow    Return to shareholders in an accretive way    Accomplished management team    Pure play government business

 Reconciliation of Non-GAAP Financial Measures

 Reconciliation of Non-GAAP Financial Measures  2019 revised guidance as of 1Q19  Net Income  $680M  $710M  Adjustments:      Depreciation, and Amortization of Intangible Assets and Capitalized Software  $90M  $90M  Interest Expense  $90M  $90M  Income Tax Expense  $220M  $230M  EBITDA  $1,080  $1,120  Low End  High End